Related party transactions	12 Months Ended
Dec. 31, 2023
Related Party [Abstract]
Related party transactions	Related party transactions
Our vessels are commercially managed by SCM and technically managed by SSM pursuant to the terms and conditions set forth under a revised master agreement which was effective as from January 1, 2018 (the "Revised Master Agreement").
The Revised Master Agreement may be terminated by either party upon 24 months' notice, unless terminated earlier in accordance with the provisions of the Revised Master Agreement. In the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of management fees will apply, provided that the termination does not amount to a change in control, including a sale of all or substantially all of our vessels, in which case a payment equal to 24 months of management fees will apply. SCM and SSM are related parties of ours. We expect that any additional vessels that we may acquire in the future will also be managed under the Revised Master Agreement or on substantially similar terms.
Transactions with entities controlled by the Lolli-Ghetti family (herein referred to as related parties) in the consolidated statements of operations and balance sheets are as follows:

	For the year ended December 31,
In thousands of U.S. dollars	2023	2022	2021
Pool revenue(1)
Scorpio MR Pool Limited	$605,442	$639,743	$256,874
Scorpio LR2 Pool Limited	405,244	456,002	180,912
Scorpio Handymax Tanker Pool Limited	135,481	79,636	50,143
Mercury Pool Limited	9,077	—	—
Scorpio LR1 Pool Limited	—	11,196	47,053
Voyage revenue(2)	—	5,657	—
Time charter-out revenue (3)	21,555	2,358	—
Voyage expenses(4)	(4,495)	(9,194)	(1,461)
Vessel operating costs(5)	(33,061)	(33,084)	(35,427)
Administrative expenses(6)	(15,450)	(13,175)	(13,557)

Purchases of bunkers(7)	(4,784)	(45,957)	(2,561)

(1)These transactions relate to revenue earned in the Scorpio Pools. The Scorpio Pools are related parties. When our vessels are in the Scorpio Pools, SCM, the pool manager, charges fees of $300 per vessel per day with respect to LR1 vessels, $250 per vessel per day with respect to LR2 vessels, and $325 per vessel per day with respect to both Handymax and MR vessels, plus a commission of 1.50% on gross revenue per charter fixture. These were the same fees that SCM charges other vessels in these pools, including third party vessels.
(2)These transactions relate to revenue earned in the spot market on voyages chartered through a chartering subsidiary of SSH, a related party, to the end customer.
(3)These transactions relate to revenue earned for certain vessels on time charter, which have been time chartered-out through a chartering subsidiary of SSH, a related party, to the end customer.
(4)Related party expenditures included within voyage expenses in the consolidated statements of operations consist of the following:
•Expenses due to SCM, a related party, for commissions related to the commercial management services provided by SCM under the commercial management agreement for vessels that are not in one of the Scorpio Pools. SCM’s services include securing employment, in the spot market and on time charters, for our vessels. When not in one of the Scorpio Pools, each vessel pays (i) flat fees of $250 per day for LR1 and LR2 vessels and $300 per day for Handymax and MR vessels and (ii) commissions of 1.25% of their gross revenue per charter fixture for LR1, LR2, Handymax and MR vessels.
•Voyage expenses also consist of $0.5 million, $2.4 million and $19,175 charged by related party port agents during the years ended December 31, 2023, 2022 and 2021, respectively. SSH has a majority equity interest in port agents that provide supply and logistical services for vessels operating in their regions.
(5)Related party expenditures included within vessel operating costs in the consolidated statements of operations consist of the following:
•Technical management fees of $28.3 million, $29.8 million, and $32.7 million charged by SSM, a related party, during the years ended December 31, 2023, 2022 and 2021, respectively. SSM’s services include day-to-day vessel operations, performing general maintenance, monitoring regulatory and classification society compliance, customer vetting procedures, supervising the maintenance and general efficiency of vessels, arranging the hiring of qualified officers and crew, arranging and supervising drydocking and repairs, purchasing supplies, spare parts and new equipment for vessels, appointing supervisors and technical consultants, and providing technical support. SSM administers the payment of salaries to our crew on our behalf. The crew wages that were administered by SSM (and disbursed through related party subcontractors of SSM) were $136.3 million, $141.2 million, and $152.0 million during the years ended December 31, 2023, 2022, and 2021, respectively. SSM's annual technical management fee is a fixed fee of $175,000 per vessel plus certain itemized expenses pursuant to the technical management agreement.
•Vessel operating expenses of $4.8 million, $3.3 million, and $2.7 million charged by a related party port agent during the years ended December 31, 2023, 2022 and 2021, respectively.
(6)We have an Amended Administrative Services Agreement with SSH, a related party, for the provision of administrative staff and office space, and administrative services, including accounting, legal compliance, financial and information technology services. SSH also administers the payroll for certain of our employees. The services provided to us by SSH may be sub-contracted to other entities within Scorpio. The expenses incurred under this agreement were recorded in general and administrative expenses in the consolidated statement of operations and were as follows:
•The expense for the year ended December 31, 2023 of $15.5 million included (i) administrative fees of $10.5 million charged by SSH, (ii) restricted stock amortization of $5.0 million, which relates to 695,400 shares of restricted stock that was issued in the current or in prior years to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan, and (iii) the reimbursement of expenses of $25,145 to SSH and $26,653 to SCM.
•The expense for the year ended December 31, 2022 of $13.2 million included (i) administrative fees of $11.0 million charged by SSH, (ii) restricted stock amortization of $2.0 million, which relates to 493,300 shares of restricted stock that was issued in the current or in prior years to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan and (iii) the reimbursement of expenses of $81,762 to SSH and $36,869 to SCM.
•The expense for the year ended December 31, 2021 of $13.6 million included (i) administrative fees of $12.2 million charged by SSH, (ii) restricted stock amortization of $1.3 million, which relates to the issuance of 315,950 shares of restricted stock that was issued in the current or in prior years to SSH employees for no cash consideration pursuant to the 2013 Equity Incentive Plan and (iii) the reimbursement of expenses of $51,962 to SSH and $14,726 to SCM.
(7)These amounts represent bunkers purchased from a related party which, for vessels operating in the spot market, are initially recorded as part of inventory on the balance sheet prior to being consumed.
We had the following balances with related parties, which have been included in the consolidated balance sheets:

	As of December 31,
In thousands of U.S. dollars	2023	2022
Assets:
Prepaid expenses and accounts receivable (due from the Scorpio Pools) (1)	$201,340	$236,389
Prepaid expenses (SSM) (2)	5,522	5,450
Prepaid expenses (SCM)	28	84
Prepaid expenses and accounts receivable (SSH)	10	4,976
Prepaid expenses (related party port agent)	2	98
Other assets (pool working capital contributions) (3)	51,411	53,161
Liabilities:
Accounts payable and accrued expenses (SSM)	2,468	823
Accounts payable and accrued expenses (related party port agent)	1,368	955
Accounts payable (owed to the Scorpio Pools)(4)	626	10,090
Accounts payable and accrued expenses (SCM)	316	540
Accounts payable and accrued expenses (SSH)	284	287
Accounts payable and accrued expenses (related party bunker supplier)	95	2,380

(1)Accounts receivable due from the Scorpio Pools relate to hire receivables for revenues earned and receivables from working capital contributions. Upon entrance into such pools, all vessels are required to make working capital contributions of both cash and bunkers. Additional working capital contributions can be made from time to time based on the operating needs of the pools. These amounts are accounted for and repaid as follows:
•For vessels in the Scorpio LR2 Pool, Scorpio LR1 Pool, Scorpio MR Pool, Scorpio Handymax Tanker Pool and Mercury Pool, the initial contribution amount is repaid, without interest, upon a vessel’s exit from the pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned or lease financed vessels we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the consolidated balance sheets.
•For time or bareboat chartered-in vessels we classify the initial contributions as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract. Any additional working capital contributions are repaid when sufficient net revenues become available to cover such amounts.
(2)    Accounts receivable and prepaid expenses from SSM primarily relate to advances made for vessel operating expenses (such as crew wages) that will either be reimbursed or applied against future costs.
(3)     Represents the non-current portion of working capital receivables as described above.
(4)    Accounts payable and accrued expenses owed to the Scorpio Pools relate to expenses incurred by the Scorpio Pools on behalf of certain of our vessels.
Other transactions
In August 2021, we acquired a minority interest in a portfolio of nine product tankers, which at the time consisted of five dual-fuel MR methanol tankers (built between 2016 and 2021) along with four ice class 1A LR1 product tankers (two of which were sold during the fourth quarter of 2021). Two of the LR1 tankers that are part of this joint venture are commercially and technically managed by SCM and SSM, respectively.
Pursuant to the Revised Master Agreement with SCM and SSM, in the event of the sale of one or more vessels, a notice period of three months and a payment equal to three months of commercial and technical management fees would be due and payable upon the sales of these vessels.
During the year ended December 31, 2023, we sold two MR product tankers, STI Amber and STI Ville. Termination fees of $0.2 million and $0.1 million were paid to SCM and SSM, respectively, during the year ended December 31, 2023. Additionally, $0.1 million and $0.1 million to SCM and SSM, respectively, remained accrued (and have been recorded within Accrued Expenses) as of December 31, 2023.
During the year ended December 31, 2022, we sold 18 vessels, consisting of three LR2s, 12 LR1s and three MRs. Termination fees of $2.5 million and $1.4 million were paid to SCM and SSM respectively, during the year ended December 31, 2022 as a result of these sales.
SSH also owns a non-controlling 7.5% interest in the buyer of one of the MR product tankers that was sold during the year ended December 31, 2022. SSH also has an interest in the entity that bareboat chartered-in one of the MR product tankers that we sold during the year ended December 31, 2022. During the year ended December 31, 2022, we received proceeds from an insurance claim of $1.7 million for certain repairs that this vessel required but were not yet undertaken at the time of the sale. As part of the sale of this vessel, we forwarded these funds to SSH in August 2022.
In August 2022, we repurchased 1,293,661 of our common shares from Eneti Inc., a former related party, for $38.65 per share.
 Key management remuneration
The table below shows key management remuneration for the years ended December 31, 2023, 2022, and 2021:

	For the year ended December 31,
In thousands of U.S. dollars	2023	2022	2021
Short-term employee benefits	$27,972	$32,663	$5,488
Share-based compensation (1)	31,702	13,777	17,476
Total	$59,674	$46,440	$22,964

(1)Represents the amortization of restricted stock issued under our 2013 Equity Incentive Plan as described in Note 14.
For the purpose of the table above, key management are those persons who have authority and responsibility for making strategic decisions, and managing operating, financial and legal activities.
We have entered into employment agreements with the majority of our executives. These employment agreements remain in effect until terminated in accordance with their terms upon not less than between 24 months' and 36 months' prior written notice, depending on the terms of the employment agreement applicable to each executive. Pursuant to the terms of their respective employment agreements, our executives are prohibited from disclosing or unlawfully using any of our material confidential information.
Upon a change in control of us, the annual bonus provided under the employment agreement becomes a fixed bonus of between 150% and 250% of the executive’s base salary, and the executive may receive an assurance bonus equal to the fixed bonus, depending on the terms of the employment agreement applicable to each executive.
Any such executive may be entitled to receive upon termination an assurance bonus equal to such fixed bonus and an immediate lump-sum payment in an amount equal to three times the sum of the executive’s then current base salary and the assurance bonus, and he will continue to receive all salary, compensation payments and benefits, including additional bonus payments, otherwise due to him, to the extent permitted by applicable law, for the remaining balance of his then-existing employment period. If an executive’s employment is terminated for cause or voluntarily by the employee, he shall not be entitled to any salary, benefits or reimbursements beyond those accrued through the date of his termination, unless he voluntarily terminated his employment in connection with certain conditions. Those conditions include a change in control combined with a significant geographic relocation of his office, a material diminution of his duties and responsibilities, and other conditions identified in the employment agreement.
There are no material post-employment benefits for our executive officers or directors. By law, our employees in Monaco are entitled to a one-time payment of up to two months salary upon retirement if they meet certain minimum service requirements.